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Exhibit 32.1

PAR TECHNOLOGY CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PAR Technology Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald J. Casciano, Chief Executive Officer & President and Steven Malone, Vice President, Controller and Chief Accounting Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Ronald J. Casciano
Ronald J. Casciano
Chief Executive Officer & President
August 8, 2013

/s/Steven Malone
Steven Malone
Vice President, Controller and Chief Accounting Officer August 8, 2013

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